Exhibit 10.1

THIRD AMENDMENT TO THE
MUSTANG BIO, INC.
2016 INCENTIVE PLAN

This Amendment to the Mustang Bio, Inc. 2016 Incentive Plan (the “Plan”), is hereby adopted, effective as of the date indicated below.

WITNESETH:

WHEREAS, Mustang Bio, Inc. (the “Company”) adopted the Plan for the purposes set forth therein; and

WHEREAS, pursuant to Section 15.1 of the Plan, the Board of Directors the Company (the “Board”) has the right to amend the Plan with respect to certain matters, provided that any material increase in the number of Shares available under the Plan shall be subject to stockholder approval; and

WHEREAS, the Board has approved and authorized this Third Amendment to the Plan and has recommended that the stockholders of the Company approve this Third Amendment;

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended, subject to and effective as of the date of stockholder approval hereof, in the following particulars:

1.	Section 5.1 of the Plan is hereby amended by increasing the share references in such section from 8,000,000 to 11,000,000, so that such section reads in its entirety as follows:

“5.1. NUMBER OF SHARES. Subject to adjustment as provided in Sections 5.2 and Section 14.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 11,000,000. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 11,000,000. The maximum aggregate number of Shares associated with any Award granted under the Plan in any calendar year to any one Non-Employee Director shall be 100,000 Shares.”

2.	Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan as amended shall remain in full force and effect.

The foregoing is hereby acknowledged as being the Third Amendment to the Plan, as adopted by the Board on April 7, 2022, and approved by the Company’s stockholders on June 21, 2022.

MUSTANG BIO, INC.

By: /s/ Manuel Litchman, M.D.

Manuel Litchman, M.D.
President and Chief Executive Officer